Blackstone Mortgage Trust, Inc. July 30, 2013 Second Quarter 2013 Results Exhibit 99.2

Blackstone Mortgage Trust 1
Second Quarter 2013 Highlights
We successfully completed our “re-IPO” offering of 25.9 million shares of class A common stock for $25.50 per share.
•
Yielded gross proceeds of $659.8 million and net proceeds of $633.8 million after underwriter discounts and expenses.
Closed eight new senior mortgage loans during the quarter with total commitments of $765.2 million.
Subsequent to quarter-end, we closed five loans totaling $289.1 million of commitments, for a total of $1.1 billion.
An additional $376.4 million of loans with terms agreed are expected to close in the third quarter and we have a robust pipeline of additional origination opportunities.
•
At our current pace of originations, we expect to be fully invested prior to year-end.
Closed four credit facilities during the quarter, providing $1.0 billion of credit. Subsequent to quarter-end, we upsized one of the facilities by $250.0 million, and are in the process of closing and upsizing additional credit facilities.
Collected $99.4 million of principal repayments in our CT Legacy Portfolio, and repaid all remaining legacy repurchase obligations.
June 30, 2013 consolidated assets, including our CT Legacy Portfolio, were $1.1 billion and consolidated liabilities were $285.4 million, resulting in stockholders’ equity of $712.7 million,
(1)
or $24.67 per share
($22.45 from Loan Originations; $2.22 from CT Legacy Portfolio). Net income of $2.7 million, or $0.22 per share for the quarter.
•
Second quarter results driven by recoveries in our CT Legacy Portfolio as the majority of our loan closings occurred in June.
________________________________________________
(1)
Total equity of $808.7 million includes noncontrolling interests of $89.0 million.

Blackstone Mortgage Trust 2
Loan Originations
During the quarter, we closed eight new loans with total commitments of $765.2 million. Of this amount, we funded $756.6 million as of June 30, 2013.
Weighted-average LTV of new loan originations of 65%.
All newly originated loans are floating rate senior mortgage loans.
________________________________________________
(1) Includes only our newly originated loan portfolio. For information on loans in our CT Legacy Portfolio, refer to our Form 10-Q, filed on July 30, 2013
(2) Maximum maturity assumes all extension options are exercised.
Portfolio Diversification
(1)
(Dollars in Millions)
Land
Office
Multifamily
Hotel
Midwest
West
Southeast
Northeast
$64
$366
$190
$133
$424
$81
$200
$48
(Dollars in Thousands)
Portfolio Statistics
(1)
Number of loans 8
Principal balance 756,638 $
Net book value 753,101 $
Wtd. Avg. cash coupon L + 4.44%
Wtd. Avg. all-in yield L + 5.26%
Wtd. Avg. maximum maturity
(2)
4.0 yrs.

Blackstone Mortgage Trust 3
Loans Receivable Portfolio
________________________________________________
(1) Includes only our newly originated loan portfolio. For information on loans in our CT Legacy Portfolio, refer to our Form 10-Q, filed on July 30, 2013.
(2) All loans are floating rate loans indexed to LIBOR as of June 30, 2013. LIBOR was 0.19% as of June 30, 2013.
(3) Maximum maturity date assumes all extension options are exercised.
(Dollars in Millions)
Loan Type
Principal
Balance
Book
Value
Cash
Coupon
(2)
All-In
Yield
(2)
Maximum
Maturity
(3)
Geographic
Location
Property
Type
Origination
LTV
Loan 1 Sr. mortgage 68.3 $        68.1 $        L + 3.95% L + 4.05% 6/9/18 West Office 71%
Loan 2 Sr. mortgage 300.0         298.5         L + 3.80% L + 3.98% 6/15/18 West Office 59%
Loan 3 Sr. mortgage 109.8         109.0         L + 5.25% L + 8.41% 7/9/14 Northeast Multifamily 80%
Loan 4 Sr. mortgage 58.0            57.4            L + 3.50% L + 4.50% 7/9/18 West Hotel 74%
Loan 5 Sr. mortgage 48.4            48.4            L + 5.00% L + 5.68% 12/9/16 Midwest Hotel 53%
Loan 6 Sr. mortgage 27.1            27.1            L + 3.87% L + 3.87% 7/9/17 Northeast Hotel 32%
Loan 7 Sr. mortgage 81.0            80.6            L + 3.85% L + 4.03% 7/9/18 Southeast Multifamily 75%
Loan 8 Sr. mortgage 64.0            64.0            L + 8.00% L + 9.67% 2/9/15 Northeast Land 69%
Total/Wtd. Avg. 756.6 $      753.1 $      L + 4.44% L + 5.26% 4.0 years 65%
The following table provides details of our loan portfolio
(1)
as of June 30, 2013:

Blackstone Mortgage Trust 4
Credit Facilities
During the quarter, we closed four credit facilities, providing $1.0 billion of credit. We had outstanding borrowings of $165.2 million, with immediately available additional borrowings of $304.6 million based on collateral pledged as of quarter-end.
All of our borrowings are term-matched to their collateral assets, contain margin call provisions limited to asset-specific credit events, and are limited recourse. Our weighted-average cash coupon was LIBOR plus
1.98%
(1)
on our outstanding borrowings as of June 30, 2013.
________________________________________________
$1.0 billion
Total Credit Facilities
$165.2 million
Outstanding Borrowings
L + 1.98%
(1)
Wtd. Average Cash Coupon
(1)
Represents the cash coupon (excluding fees) paid on our outstanding borrowings of $165.2 million as of June 30, 2013. Our credit facilities incur interest at LIBOR plus spreads ranging between 1.75% and 3.25% per annum, depending on the attributes of the collateral assets.
(2)
Available borrowings is based on assets pledged as collateral under credit facilities as of June 30, 2013. There were two loans with an aggregate principal balance of
$173.8 million as of June 30, 2013 that were not pledged under repurchase agreements, and therefore are available to be pledged as collateral in the future.
Collateral Assets Repurchase Balances
Principal Net Book Maximum Current Available
(Dollars in Thousands)
Facility Size Balance Value Borrowings Borrowings Borrowings
(2)
Lender 1 250,000 $      126,300 $  125,557 $  101,040 $      46,400 $        54,640 $
Lender 2 250,000         300,000     298,533     250,000         -                   250,000
Lender 3 250,000         156,438     156,039     118,839         118,839         -
Lender 4 250,000         -              -              -                   -                   -
Total 1,000,000 $  582,738 $  580,129 $  469,879 $      165,239 $      304,640 $

Blackstone Mortgage Trust 5
Loan Capitalization
(1)
(Dollars in Millions)
Floating-Rate
Loans
Floating-Rate
Borrowings
•
$756.6 million of floating-rate loans, indexed
to one-month LIBOR.
•
$165.2 million of floating-rate liabilities, also
indexed to one-month LIBOR.
•
Return on $591.4 million of equity capital is
highly correlated to LIBOR.
–
All else equal, as of June 30, 2013, a
100bps increase in LIBOR would increase
our net income by $5.9 million
(2)
per
annum.
•
Our equity value is insulated from changes in
interest rates because both our loans and
borrowings are LIBOR-based.
Floating-Rate Business Model
Because of our LIBOR-based lending and funding business model, our returns increase with rising short-
term interest rates, and therefore our asset and equity values are insulated from such increases.
________________________________________________
(1) Includes only our newly originated loan portfolio of $756.6 million, capitalized with $165.2 million of debt and $591.4 million of equity. Excludes the assets, liabilities, and equity of our CT Legacy Portfolio.
(2) Excludes the impact of LIBOR floors on certain of our loans receivable investments.
Equity Capital
$756.6
$165.2
$591.4

Blackstone Mortgage Trust 6
Stockholders’ Equity and Book Value per Share
Stockholders’ equity totaled $712.7 million, or $24.67 per share as of June 30, 2013.
•
On May 29, 2013, we completed an offering of 25.9 million shares of class A common stock for gross proceeds of $656.8 million, and net proceeds of $633.6 million after underwriter discounts and expenses.
•
On July 26, 2013, we filed an S-3 universal shelf registration with the SEC, which permits us to periodically offer various debt and equity securities to the public. Future equity offerings remain subject to the 180-day lock-up agreement we executed in conjunction with our May 2013 offering of class A common stock.
•
Our book value per share includes $22.45 attributable to our loan origination business and $2.22 attributable to our CT Legacy Portfolio.
________________________________________________
(Dollars in Thousands, Except per Share Data)
Loan Origination
CT Legacy
Portfolio
Total
Stockholders' equity 648,693 $               63,996 $               712,689 $
Shares
Class A common stock 28,801,651            28,801,651          28,801,651
Stock units
(1)
92,824                     92,824                   92,824
Total 28,894,475            28,894,475          28,894,475
Book value per share 22.45 $                    2.22 $                    24.67 $
(1) Stock units are granted to certain members of our board of directors in lieu of cash compensation for services and in lieu of dividends earned on previously granted stock units. See Note 12 to our financial statements contained in the Form 10-Q, filed on July 30, 2013, for additional details.

Blackstone Mortgage Trust 7
CT Legacy Portfolio
Our CT Legacy Portfolio consists of: our investment in CT Legacy Partners, our residual interests in CT
CDO I, and our carried interest in CT Opportunity Partners I, LP (“CTOPI”).
As we focus on the growth of our loan origination business, we continue to aggressively asset manage the remaining investments in our CT Legacy Portfolio.
•
$99.4 million of principal collections on legacy assets during the quarter.
•
$6.0 million of positive valuation and mark-to-market adjustments on the CT Legacy Partners and CT
CDO I loan portfolios during the quarter.
•
Net carried interest allocation from CTOPI increased $1.7 million during the quarter to $12.1 million.
Recognition of the revenue related to the CTOPI carried interest has been deferred, resulting in a net book value of zero as of June 30, 2013.
•
Repaid $102.9 million of legacy debt and interest rate swap liabilities during the quarter.
Refer to Appendix for additional discussion of the CT Legacy Portfolio.
$2.22
CT Legacy Portfolio
Book Value per Share
$6.0 million
Positive Valuation Adjustments in 2Q
CT Legacy
Partners
CT CDO I
Other
Net Book Value
(Dollars in Millions)
$9.0
$4.9
$50.1

Appendix

Blackstone Mortgage Trust 9
Consolidated Balance Sheet
(Dollars in Thousands)
Jun. 30, 2013 Dec. 31, 2012
Assets
Cash and cash equivalents 59,746 $           15,423 $
Restricted cash 21,972              14,246
Loans receivable, net 830,101            141,500
Loans held-for-sale, net 3,800                -
Loans receivable, at fair value 117,549            -
Investment in CT Legacy Asset, at fair value -                     132,000
Equity investments in unconsolidated subsidiaries 23,240              13,306
Accrued interest receivable, prepaid expenses, and other assets 30,697              5,868
Total assets 1,087,105 $     322,343 $
Liabilities & Equity
Accounts payable, accrued expenses and other liabilities 36,879 $           21,209 $
Secured notes 8,848                8,497
Repurchase obligations 165,239            -
Securitized debt obligations 74,472              139,184
Total liabilities 285,438            168,890
Commitments and contingencies -                     -
Equity
Class A common stock, $0.01 par value 288                    293
Additional paid-in capital 1,242,892        609,002
Accumulated deficit (530,491)          (535,851)
Total Blackstone Mortgage Trust, Inc. stockholders' equity 712,689            73,444
Noncontrolling interests 88,978              80,009
Total equity 801,667            153,453
Total liabilities and equity 1,087,105 $     322,343 $

Blackstone Mortgage Trust
Consolidated Balance Sheet: Segment Allocation
June 30, 2013
(Dollars in Thousands)
Loan
Origination
CT Legacy
Portfolio Total
Assets
Cash and cash equivalents 59,746 $           - $                  59,746 $
Restricted cash -                     21,972              21,972
Loans receivable, net 753,101            77,000              830,101
Loans held-for-sale, net -                     3,800                3,800
Loans receivable, at fair value -                     117,549            117,549
Equity investments in unconsolidated subsidiaries -                     23,240              23,240
Accrued interest receivable, prepaid expenses, and other assets 5,912                24,785              30,697
Total assets 818,759 $        268,346 $        1,087,105 $
Liabilities & Equity
Accounts payable, accrued expenses and other liabilities 4,827 $             32,052 $           36,879 $
Secured notes -                     8,848                8,848
Repurchase obligations 165,239            -                     165,239
Securitized debt obligations -                     74,472              74,472
Total liabilities 170,066            115,372            285,438
Equity
Total Blackstone Mortgage Trust, Inc. stockholders' equity 648,693            63,996              712,689
Noncontrolling interests -                     88,978              88,978
Total equity 648,693            152,974            801,667
Total liabilities and equity 818,759 $        268,346 $        1,087,105 $

Blackstone Mortgage Trust
Consolidated Statement of Operations
Three Months Ended June 30, Six Months Ended June 30,
(Dollars in Thousands, Except Share and per Share Data) 2013 2012 2013 2012
Income from loans and other investments:
Interest and related income 6,017 $            6,763 $            7,473 $            21,479 $
Less: Interest and related expenses 1,306               5,413               2,083               28,754
Income (loss) from loans and other investments, net 4,711               1,350               5,390               (7,275)
Other expenses:
General and administrative 3,427               1,567               5,465               2,323
Total other expenses 3,427               1,567               5,465               2,323
Impairments, provisions, and valuation adjustments 6,000               3,704               5,800               7,506
Gain on extinguishment of debt 38                      -                    38                      -
Gain on deconsolidation of subsidiaries -                    -                    -                    146,380
Income from equity investments in unconsolidated subsidiaries -                    205                    -                    901
Income before income taxes 7,322               3,692               5,763               145,189
Income tax provision 554                    -                    593                    301
Income from continuing operations 6,768 $            3,692 $            5,170 $            144,888 $
Loss from discontinued operations, net of tax -                    (341)                 -                    (914)
Net income 6,768 $            3,351 $            5,170 $            143,974 $
Net income attributable to noncontrolling interests (4,020)              (1,068)              (5,537)              (75,137)
Net income (loss) attributable to Blackstone Mortgage Trust, Inc. 2,748 $            2,283 $            (367) $              68,837 $
Per share information (Basic)
Income (loss) from continuing operations per share of common stock 0.22 $              1.15 $              (0.05) $             30.50 $
Loss from discontinued operations per share of common stock - $                (0.15) $             - $                (0.40) $
Net income (loss) per share of common stock 0.22 $              1.00 $              (0.05) $             30.10 $
Weighted average shares of common stock outstanding 12,401,274     2,289,352       7,734,774       2,286,582
Per share information (Diluted)
Income (loss) from continuing operations per share of common stock 0.22 $              1.08 $              (0.05) $             28.67 $
Loss from discontinued operations per share of common stock - $                (0.15) $             - $                (0.40) $
Net income (loss) per share of common stock 0.22 $              0.93 $              (0.05) $             28.27 $
Weighted average shares of common stock outstanding 12,401,274     2,442,686       7,734,774       2,435,339

Blackstone Mortgage Trust
Consolidated Statement of Operations: Segment Allocation
Three Months Ended June 30, 2013 Six Months Ended June 30, 2013
(Dollars in Thousands)
Loan
Origination
CT Legacy
Portfolio Total
Loan
Origination
CT Legacy
Portfolio Total
Income from loans and other investments:
Interest and related income 1,908 $        4,109 $        6,017 $        1,908 $        5,565 $        7,473 $
Less: Interest and related expenses 168              1,137           1,306           168              1,915           2,083
Income from loans and other investments, net 1,739           2,972           4,711           1,739           3,651           5,390
Other expenses:
General and administrative 2,153           1,274           3,427           2,883           2,582           5,465
Total other expenses 2,153           1,274           3,427           2,883           2,582           5,465
Valuation adjustments -               6,000           6,000           -               5,800           5,800
Gain on extinguishment of debt -               38                38                -               38                38
Income before income taxes (413)             7,736           7,322           (1,144)          6,907           5,763
Income tax provision 2                    552              554              40                553              593
Net (loss) income (415) $          7,183 $        6,768 $        (1,184) $      6,354 $        5,170 $
Net income attributable to noncontrolling interests -               (4,020)          (4,020)          -               (5,537)          (5,537)
Net (loss) income attributable to Blackstone Mortgage Trust, Inc. (415) $          3,164 $        2,749 $        (1,184) $      817 $           (367) $

Blackstone Mortgage Trust
CT Legacy Portfolio: CT Legacy Partners
CT Legacy Partners is the March 2011 restructuring vehicle that owns our remaining legacy asset portfolio
(1)
. Blackstone Mortgage Trust owns a controlling interest in CT Legacy Partners, subject to liabilities under its secured notes and management incentive awards plan.
During the second quarter, CT Legacy Partners had $36.9 million of realizations. Proceeds were used to repay the remaining $20.2 million outstanding under its repurchase facility and terminate its remaining interest rate swap agreements.
•
Refer to our Form 10-Q, filed on July 30, 2013, for additional details of CT Legacy Partners’ loans receivable portfolio.
________________________________________________
(Dollars in Thousands)
June 30, 2013
Gross investment in CT Legacy Partners
Restricted cash 21,972 $
Loans receivable, at fair value 117,549
Equity investments (three-hotel portfolio) 4,108
Accrued interest receivable, other assets, and accounts payable, net 17,355
Noncontrolling interests (88,978)
Total gross investment in CT Legacy Partners 72,006 $
Secured notes, including prepayment premium
(1)(2)
(11,059)
Management incentive awards plan, fully vested
(1)(3)
(10,867)
Net investment in CT Legacy Partners 50,080 $

(1)
See Note 8 to our financial statements contained in the Form 10-Q, filed on July 30, 2013, for additional details on the CT Legacy Partners structure.
(2)
Includes the full potential prepayment premium on secured notes. This liability is carried at its amortized basis of $8.8 million on our balance sheet as of
June 30, 2013.
(3)
Assumes full payment of the management incentive awards plan based on a hypothetical GAAP liquidation value of CT Legacy Partners as of June 30,
2013. As of June 30, 2013, our balance sheet includes $6.8 million in accounts payable and accrued expenses for the management incentive awards plan.

Blackstone Mortgage Trust
CT Legacy Portfolio: CT CDO I
CT CDO I is a collateralized debt obligation issued in 2004. Blackstone Mortgage Trust owns the residual debt and equity positions of CT CDO I.
During the second quarter, CT CDO I had $62.5 million of investment repayments. Proceeds were used to repay its senior outstanding securitized debt obligations.
•
Refer to our Form 10-Q, filed on July 30, 2013, for additional details of CT CDO I’s loans receivable portfolio.
(Dollars in Thousands)
June 30, 2013
Assets and liabilities of CT CDO I
Loans receivable, net 77,000 $
Loans held-for-sale, net 3,800
Accrued interest receivable, prepaid expenses, and other assets 2,838
Total assets 83,638
Accounts payable, accrued expenses and other liabilities 155
Securitized debt obligations 74,472
Total liabilities 74,627
Net investment in CT CDO I 9,011 $

Blackstone Mortgage Trust
CT Legacy Portfolio: CTOPI
CTOPI is a private equity real estate fund that we sponsored and formed in 2007. The fund invested
$491.5 million in 39 transactions between 2007 and 2012, of which $291.8 million has been realized and $199.7 million remains outstanding (carried at 137% of cost) as of June 30, 2013.
The carried interest in CTOPI entitles us to earn incentive compensation in an amount equal to 17.7% of the fund’s profits, after a 9% preferred return and 100% return of capital to the CTOPI limited partners.
•
We own a net 55% of the carried interest of CTOPI’s general partner; the remaining 45% is payable under incentive awards to our former employees.
As of June 30, 2013, Blackstone Mortgage Trust was allocated $13.5 million of carried interest from
CTOPI based on a hypothetical liquidation of the fund, reduced by tax-advance distributions received for a net asset of $12.1 million. Other than tax-advance distributions, we have not received any cash payments from CTOPI.
•
The net carried interest allocation of $12.1 million, increased $1.7 million from 1Q, and is based on the fair value of CTOPI’s net assets.
•
Recognition of the revenue related to the CTOPI carried interest has been deferred, resulting in no contribution to book value from the $12.7 million of net carried interest.

Blackstone Mortgage Trust
Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect
Blackstone Mortgage Trust’s current views with respect to, among other things, Blackstone Mortgage Trust’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,”
“predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone Mortgage Trust believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as such factors may be updated from time to time in its periodic filings with the
Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.